Exhibit 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Grupo Aeroportuario del Pacífico, S.A.B. de C.V., a sociedad anónima bursátil de capital variable organized under the laws of Mexico (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the fiscal year ended December 31, 2015 as amended by Amendment No. 2 thereto (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 20, 2016	/s/ FERNANDO BOSQUE MOHÍNO
	Name:	Fernando Bosque Mohíno
	Title:	Chief Executive Officer

Dated: July 20, 2016	/s/ SAÚL VILLARREAL GARCÍA
	Name:	Saúl Villarreal García
	Title:	Chief Financial Officer